Exhibit 4.1

COGENT, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- TEN ENT- JT TEN-	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT-	_______________	Custodian ___________________
			(Cust)	(Minor)
under Uniform Gifts to Minors
Act _____________________________________________
(State)
		UNIF TRF MIN ACT-	_______________	Custodian (until age_____________)
(Cust)
_______________under Uniform Transfers
(Minor)
			to Minors Act	_____________________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,                                          hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

                                                                  Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint                                                                   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated		X
X
		NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

COMMON STOCK	COMMON STOCK

CS-

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 19239Y 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

COGENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

	CFO and Secretary	CEO and Chairman of the Board

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
	Glendale, CA	TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE